SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 22, 1997


                          Tandem Computers Incorporated
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)



          Delaware                       0-9134                  94-2266618
----------------------------      ---------------------        -------------
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
      of Incorporation)                                     Identification No.)


   19333 Vallco Parkway, Cupertino, CA                                   95014
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (408) 285-6000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)








                                Page 1 of 5 Pages
                         Exhibit Index Located on Page 5
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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.           Other Events.

                  On June 22, 1997, Tandem Computers Incorporated, a Delaware corporation ("Tandem"), Compaq Computer Corporation, a Delaware corporation ("Compaq") and Compaq-Project, Inc., a Delaware corporation and a wholly owned subsidiary of Compaq ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into Tandem with Tandem to be the surviving corporation of such merger (the "Merger"), and as a result of the Merger, Tandem will become a wholly owned subsidiary of Compaq. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $0.025 per share (the "Tandem Common Stock"), of Tandem (other than treasury shares or shares held by Compaq or any subsidiary of Compaq) will be converted into the right to receive 0.21 shares of common stock, par value $0.01 per share, of Compaq.

                  In connection with the Merger, Tandem has entered into a Stock Option Agreement (the "Stock Option Agreement") with Compaq, dated June 22, 1997, pursuant to which, among other things, Tandem has granted Compaq an irrevocable option to purchase for $22.44 per share in cash up to 17,400,000 shares of Tandem Common Stock.

                  The foregoing description of the terms of the transactions is qualified in its entirety by reference to the Merger Agreement and the Stock Option Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 and is incorporated herein by reference. A copy of the Stock Option Agreement is filed as Exhibit 2.2 and is incorporated herein by reference.

                  Two joint press releases announcing the entering into of the Merger Agreement and the Stock Option Agreement were issued on June 23, 1997. The press releases are attached hereto as Exhibits 99.1 and 99.2 respectively.





Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

                  (b)      Pro Forma financial Information.

                           Not applicable.


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


(c)      Exhibits.
         ---------

         Exhibit No.                  Description
         -----------                  -----------

             2.1 Agreement and Plan of Merger dated as of June 22, 1997 among Tandem Computers Incorporated, Compaq Computer Corporation and Compaq-Project, Inc.

             2.2 Stock Option Agreement dated as of June 22, 1997 among Tandem Computers Incorporated and Compaq Computer Corporation.

            99.1       Text of Joint Press Release dated June 23, 1997.

            99.2       Text of Joint Press Release dated June 23, 1997.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        TANDEM COMPUTERS INCORPORATED



                        By  /s/ Enrico L. Pesatori
                            ----------------------
                            Enrico L. Pesatori
                            President, Chief Operating Officer and Acting Cheif Financial Officer


Date:  June 26, 1997

                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

    2.1 Agreement and Plan of Merger dated as of June 22, 1997 among Tandem Computers Incorporated, Compaq Computer Corporation and Compaq-Project, Inc.

    2.2 Stock Option Agreement dated as of June 22, 1997 among Tandem Computers Incorporated and Compaq Computer Corporation.

    99.1       Text of Joint Press Release dated June 23, 1997.

    99.2       Text of Joint Press Release dated June 23, 1997.


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